UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2016 (April 18, 2016)

AUTOZONE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street Memphis, Tennessee		38103
(Address of Principal Executive Offices)		(Zip Code)

(901) 495-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 21, 2016, AutoZone, Inc. (the “Company”) completed the sale of $250 million aggregate principal amount of its 1.625% Notes due 2019 (the “2019 Notes”) and $400 million aggregate principal amount of its 3.125% Notes due 2026 (the “2026 Notes” and, together with the 2019 Notes, the “Notes”). The 2019 Notes bear interest at a fixed rate equal to 1.625% per year, payable semi-annually and the 2026 Notes bear interest at a fixed rate equal to 3.125% per year, payable semi-annually.

The Notes were sold pursuant to an underwriting agreement dated April 18, 2016 (the “Underwriting Agreement”) entered into by and amongst the Company and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1.

The Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company and its affiliates, for which they received or will receive customary fees and expense reimbursement. Certain of the Underwriters or their affiliates are lenders and/or agents under the Company’s existing revolving credit facility.

The Notes were issued pursuant to an Indenture dated as of August 8, 2003 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor in interest to Bank One Trust Company, N.A., as trustee, and were offered and sold pursuant to the Company’s shelf registration statement filed with the Securities and Exchange Commission (the “Commission”) on April 15, 2015, on Form S-3 (File No. 333-203439), as supplemented by a prospectus supplement dated April 18, 2016, filed with the Commission on April 20, 2016. Pursuant to the Indenture, the Company executed an Officers’ Certificate dated April 21, 2016 setting forth the terms of the 2019 Notes (the “2019 Notes Officers’ Certificate”) and an Officers’ Certificate dated April 21, 2016 setting forth the terms of the 2026 Notes (the “2026 Notes Officers’ Certificate” and, together with the 2019 Notes Officers’ Certificate, the “Officers’ Certificates”).

The Company will pay interest on the Notes on April 21 and October 21 of each year, beginning October 21, 2016. The 2019 Notes will mature on April 21, 2019 and the 2026 Notes will mature on April 21, 2026. The Notes will be senior unsecured debt obligations of the Company and will rank equally with the Company’s other senior unsecured liabilities and senior to any future subordinated indebtedness of the Company. The Notes are subject to customary covenants restricting the Company’s ability, subject to certain exceptions, to incur debt secured by liens, to enter into sale and leaseback transactions or to merge or consolidate with another entity or sell substantially all of its assets to another person. The Indenture provides for customary events of default and further provides that the trustee or the holders of 25% in aggregate principal amount of the outstanding series of Notes may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The Company may redeem the Notes at the Company’s option, at any time in whole or from time to time in part, on not less than 30 nor more than 60 days’ notice, at the redemption prices described in the applicable Officer’s Certificate. If a change of control, as defined in the applicable Officers’ Certificate, occurs, unless the Company has exercised its option to redeem the Notes, holders of the Notes may require the Company to repurchase the Notes at the prices described in the applicable Officers’ Certificate.

The above description of the Officers’ Certificates and the Notes is qualified in its entirety by reference to the Officers’ Certificates pursuant to the Indenture setting forth the terms of the Notes, and the forms of the Notes, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 18, 2016, among the Company, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

4.1	Officers’ Certificate for the 2019 Notes, pursuant to Section 3.2 of the Indenture, dated April 21, 2016, setting forth the terms of the 2019 Notes

4.2	Officers’ Certificate for the 2026 Notes, pursuant to Section 3.2 of the Indenture, dated April 21, 2016, setting forth the terms of the 2026 Notes

4.3	Form of 1.625% Note due 2019

4.4	Form of 3.125% Note due 2026

5.1	Opinion of Bass, Berry & Sims PLC

5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1)

23.2	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 21, 2016

AUTOZONE, INC.

By:	/s/ William T. Giles
William T. Giles
Chief Financial Officer and
Executive Vice President - Finance,
Information Technology and
ALLDATA

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 18, 2016, among the Company, Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

4.1	Officers’ Certificate for the 2019 Notes, pursuant to Section 3.2 of the Indenture, dated April 21, 2016, setting forth the terms of the 2019 Notes

4.2	Officers’ Certificate for the 2026 Notes, pursuant to Section 3.2 of the Indenture, dated April 21, 2016, setting forth the terms of the 2026 Notes

4.3	Form of 1.625% Note due 2019

4.4	Form of 3.125% Note due 2026

5.1	Opinion of Bass, Berry & Sims PLC

5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP

23.1	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1)

23.2	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.2)